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EXHIBIT 10.2                     INTERLEAF, INC.

                  1998 KEY MAN STOCK OPTION PLAN AND AGREEMENT

1. Grant of Option. Interleaf, Inc., a Massachusetts corporation (the "Company"), hereby grants to the Mr. Peter J. Rice (the "Optionee") an option, pursuant to the terms and conditions of this 1998 Key Man Stock Option Plan and Agreement (the "Plan"), to purchase an aggregate of 225,000 shares of Common Stock ("Common Stock") of the Company at a price of $3.125 per share, purchasable as set forth in, and subject to the terms and conditions of, this Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 425(e) and 425(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

2.   Tax Treatment and Stock Subject to the Plan.

(a) Tax Treatment. The option granted under this Plan (the "Option") is not intended to qualify as an incentive stock option under Section 422A of the Code.

(b) Stock Subject to Plan. Subject to adjustment as provided in Section 9 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under this Plan is 225,000 shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall not again be available for subsequent option grants under the Plan.

3.   Exercise of Option and Provisions for Termination.

(a) Vesting Schedule. Except as otherwise provided in this Plan, the Option may be exercised prior to the 10th anniversary of the date this Plan is executed by all parties (hereinafter the "Expiration Date") in installments as to not more than the number of shares and during the respective installment periods set forth in the table below.

                                                                              Total No. of
                                                                           Shares Exercisable
                                                                             (Cumulative %
Exercise Period                                                            of Shares Vested)
Prior to the first anniversary of grant date                                         0%

On or after the first anniversary of grant date,                                    25%
  but prior to the second anniversary date

On or after the second anniversary of grant date,                                   50%
  but prior to the third anniversary date

On or after the third anniversary of grant date,                                    75%
  but prior to the fourth anniversary date

On or after the fourth anniversary of grant date,                                  100%
  but prior to the fifth anniversary date


     The right of exercise shall be cumulative so that if the Option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of the Option. This Option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3(e) below.

(b) Exercise Procedure. Subject to the conditions set forth in this Plan, the Option shall be exercised by


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     the Optionee's delivery of written notice of exercise to the President,
     General Counsel, or Corporate Controller of the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the President, General Counsel or Corporate Controller of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of the Option may be for any fractional share or for fewer than ten whole shares.

(c) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, the Option may not be exercised unless the Optionee, at the time he exercises the Option, is, and has been at all times since the date of grant of the Option, an employee, officer or director of, or consultant or advisor to, the Company.

(d) Termination of Relationship With the Company. If the Optionee ceases to be eligible under the provisions of paragraph 3(c) for any reason, then, except as provided in paragraph (e) below, the right to exercise the Option shall terminate three (3) months after such cessation (but in no event after the Expiration Date), provided that the Option shall be exercisable only to the extent that the Optionee was entitled to exercise the Option on the date of such cessation.

(e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date, while he is an Eligible Optionee, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Optionee of the Company, the Option shall be exercisable, within the period of one (1) year following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom the Option is transferred by will or the laws of descent and distribution, provided that the Option shall be exercisable only to the extent that the Option was exercisable by the Optionee on the date of his death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in the Option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise the Option by bequest or inheritance or otherwise by reason of the death of the Optionee.

4.   Payment of Purchase Price.

(a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of the Option shall be made by (i) delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors determines are consistent with the purpose of this Plan and applicable laws and regulations (including, without limitation, the provisions of Rule l6b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act") and Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

(b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of the Option shall be determined in good faith by the Board of Directors of the Company.


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(c)  Delivery of Shares Tendered in Payment of Purchase Price. If the Company
     permits the Optionee to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of the Option.

5.   Delivery of Shares; Compliance With Securities Law, Etc.

(a) General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if the securities laws or any other laws or regulations require the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registraion or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure, or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure or satisfy such other condition.

6. Nontransferability of Option. Except (i) as provided in Section 3(e) of this Plan, and (ii) as provided in Section 6(a) below, the Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except by will or the laws of descent and distribution, and, during the life of the Optionee the Option may be exercised only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void.

(a) The foregoing notwithstanding, the Option may be transferred, in whole or in part, to the Optionee's immediate family members through a gift or a domestic relations order. For this purpose "immediate family" is defined to include any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, siblings, aunt, uncle, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of these persons, and other entities owned solely by these persons. Any such transfer shall be on the conditions that (i) the Company be notified promptly upon such transfer,
     (ii) and no portion of the Option or rights transferred to the transferee may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights or Option be subject to execution, attachment or similar process, except by will or the laws of descent and distribution, and, during the life of the transferee the Option may be exercised only by the transferee; and (iii) the transferee agrees and acknowledges in writing in writing in form and substance acceptable to the Company:


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     (A) to be bound by and comply with the terms and conditions of this Plan;
     (B) that the option and/or shares of Common Stock acquired shall not be sold except in compliance with applicable securities laws, and that shares may not be registered by the Company under the Securities Act of 1933;
     (C) to report all sales of Common Stock to the Company to the same degree as the Optionee is required hereunder; and
     (D) to such other conditions on transfer, and reporting obligations, as the Company may reasonably request.

7.   No Special Employment or Similar Rights; Administration.

(a) Nothing contained in this Plan or the Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which the Option may be exercised.

(b) The amount of any compensation deemed to be received by the Optionee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such Optionee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

(c) Administration. This Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board shall have authority, subject to the express provisions of this Plan, to construe this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of this Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in this Plan in the manner and to the extent it shall deem expedient to carry this Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule l6b-3) delegate any or all of its powers under this Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of the Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9.   Adjustment Provisions.

(a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under this Plan, (y) the number and kind of shares or other securities subject to then outstanding options under this Plan, and (z) the price for each share subject to any then outstanding options under this Plan, without changing the aggregate purchase price as to


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     which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 9 if such adjustment would cause this Plan to fail to comply with Rule l6b-3.

(b) Board Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Option on account of any such adjustments.

10. Mergers, Consolidation, Distributions, Liquidations Etc. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options held by the
     Optionee: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Optionee, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Optionee equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options held by the Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

11.  Change in Control.

     Notwithstanding anything herein to the contrary, in the event of a "Change in Control of the Company" (as defined below), the exercise dates of all shares granted hereunder shall be accelerated in full so that all (100%) percent of the total number of shares originally granted hereunder shall be immediately exercisable. For purposes of this Plan, a "Change in Control of the Company" shall occur or be deemed to have occurred only if (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee of other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years ending during the term of this Plan (not including any period prior to the adoption of this Plan), individuals who are the beginning of such period constitute the Board of Directors of the Company, and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or whose nomination for election was previously so approved (collectively, the "Disinterested Directors"), cease for any reason to constitute a majority of the Board of Directors; (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power

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     of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities.

12.  Term and Amendment of the Plan.

(a) This Plan shall commence upon execution hereof by all parties, and terminate on the Expiration Date.

(b) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Rule l6b-3 with respect to options held by Reporting Persons, the Board of Directors may not effect such modification or amendment without such approval.

(c) The termination or any modification or amendment of this Plan shall not, without the consent of the Optionee, affect his rights under the Option. With the consent of the Optionee, the Board of Directors may amend the Option in a manner not inconsistent with this Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of this Plan to the extent necessary to ensure the qualification of this Plan under Rule l6b-3.

13. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements. Without limiting the foregoing, (a) The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under this Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of the Option or (ii) by delivering to the Company shares of Common Stock already owned by the Optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. If the Optionee has made an election pursuant to this Section 13, then he may only satisfy his her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

14.  Miscellaneous.

(a) Except as provided herein, the Plan and the Option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

(b) All notices under the Plan and the Option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.


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(c)  This Plan and the Option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


EXECUTED, by Interleaf, Inc. on February 23, 1998.

              Interleaf, Inc.


         By:  /s/ Craig Newfield
              --------------------------------------
              Craig Newfield, V.P. & General Counsel

                              OPTIONEE'S ACCEPTANCE

The undersigned hereby accepts the foregoing Plan and the Option, and agrees to the terms and conditions hereof. The undersigned hereby acknowledges that he has read and understands the terms of this 1998 Key Man Stock Option Plan and Agreement, and that the shares underlying the stock option contained herein may not be sold unless they are registered with the SEC under the provisions of the Securities Act of 1933, as amended. The Optionee represents and warrants that he is acquiring the Common Stock subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same.

     OPTIONEE:


        /s/ Peter J. Rice               Date:    February 23, 1998
     -------------------------------          --------------------
     Peter J. Rice


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